                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             NYMEX HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              NYMEX HOLDINGS, INC.
                  ONE NORTH END AVENUE, WORLD FINANCIAL CENTER
                         NEW YORK, NEW YORK 10282-1101
                                 (212) 299-2000
                             ---------------------

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF NYMEX HOLDINGS, INC.
                                      AND
             CLASS A MEMBERS OF NEW YORK MERCANTILE EXCHANGE, INC.
                       TO BE HELD TUESDAY, MARCH 18, 2003

To the Stockholders of NYMEX Holdings, Inc.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of NYMEX Holdings, Inc., (the "Company") a Delaware corporation, will be held on Tuesday, March 18, 2003, at 3:00 p.m., (New York Time), at One North End Avenue, Boardroom 1016, New York, New York 10282-1101 for the following purposes:

Election of Directors

     - To elect one (1) Floor Broker director whose term ends in the year 2006;

     - To elect one (1) Local director whose term ends in the year 2006;

     - To elect one (1) Futures Commission Merchant director whose term ends in the year 2006;

     - To elect one (1) Trade director whose term ends in the year 2006;

     - To elect one (1) At Large director whose term ends in the year 2006;

     - To elect one (1) Equity Holder director whose term ends in the year 2006; and

     - To elect two (2) Public directors whose terms end in the year 2006.

Other Business

     - Any other business that may properly come before the meeting.

To the Class A Members of New York Mercantile Exchange, Inc.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Class A members of New York Mercantile Exchange, Inc. ("NYMEX Exchange"), a Delaware corporation, will be held on Tuesday, March 18, 2003, at 3:00 p.m., (New York Time), at One North End Avenue, Boardroom 1016, New York, New York 10282-1101 for the following purposes:

        - To vote on an amendment to Bylaw Section 355 ("Treasurer");

        - To vote on a proposal to amend:

         - Bylaw Section 600 ("Clearing Department: Purpose");
         - Bylaw Section 602 ("Clearing Department: Principle of Substitution");
         - Bylaw Section 909 ("Definitions: Clearing Association or Clearing House");
         - Bylaw Section 918 ("Definitions: Futures Contract"); and

        - To vote on an amendment to Bylaw Section 861 ("Disposition of Proceeds").

Other Business

     - Any other business that may properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice, which you are encouraged to read carefully.

     Only Stockholders and Class A members of record at the close of business on February 24, 2003 are entitled to notice of and to vote at the Annual Meeting of Stockholders and Class A members.

     All Stockholders and Class A members are invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card and proxy envelope in the postage-prepaid envelope enclosed for that purpose in accordance with the voting instructions contained within the Proxy Statement. Any Stockholder and Class A member attending the Annual Meeting of Stockholders and Class A members may vote in person even if such person has previously returned a proxy.

     A Proxy Statement, proxy card, proxy envelope and return envelope accompany this notice.

                                          By Order of the Boards of Directors of
                                          NYMEX Holdings, Inc. and
                                          New York Mercantile Exchange, Inc.

                                          GARY RIZZI
                                          Corporate Secretary
Dated: March 6, 2003

                              NYMEX HOLDINGS, INC.
                       NEW YORK MERCANTILE EXCHANGE, INC.
                              ONE NORTH END AVENUE
                             WORLD FINANCIAL CENTER
                         NEW YORK, NEW YORK 10282-1101
                                 (212) 299-2000

                         ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                CLASS A MEMBERS
                     TO BE HELD TUESDAY, MARCH 18, 2003 AT:
                      ONE NORTH END AVENUE, BOARDROOM 1016
                         NEW YORK, NEW YORK 10282-1101

                    PROXY STATEMENT FOR AN ANNUAL MEETING OF
                        STOCKHOLDERS AND CLASS A MEMBERS

     The enclosed Proxy is solicited on behalf of NYMEX Holdings, Inc. (the "Company") and New York Mercantile Exchange, Inc. ("NYMEX Exchange") for use at the Annual Meeting of Stockholders and Class A members (the "Annual Meeting") to be held on Tuesday, March 18, 2003 at 3:00 p.m., (New York Time), and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at One North End Avenue, Boardroom 1016, New York, New York 10282-1101.

     All shares of common stock and Class A memberships represented by proxy will be voted in the manner indicated on the proxy card. Your presence at the Annual Meeting will not revoke your proxy, but if you vote at the meeting, that vote will revoke your proxy as to the matter on which your vote is cast at the meeting.

     The Company and NYMEX Exchange anticipate that these proxy solicitation materials will be mailed on or about March 6, 2003 to all Stockholders and Class A members entitled to vote at the Annual Meeting. Only Stockholders and Class A members of record as of the close of business on February 24, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment of the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD AND PROXY ENVELOPE PROVIDED.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE RECORD DATE FOR THE ANNUAL MEETING?

A:The holders of record of voting stock and Class A memberships at the close of business on February 24, 2003, are entitled to notice of and to cast their vote at the Annual Meeting. At the Record Date, the Company's voting stock included 816 shares of issued and outstanding common stock with a par value of $0.01 per share. At the Record Date, the Exchange had 816 Class A memberships issued and outstanding.

Q: WHAT AM I VOTING ON IN THE ELECTION?

A:As a stockholder of NYMEX Holdings, Inc. you will cast your vote(s) for:

  Election of Directors

        - To elect one (1) Floor Broker director whose term ends in the year
          2006;
        - To elect one (1) Local director whose term ends in the year 2006;
        - To elect one (1) Futures Commission Merchant director whose term ends in the year 2006;
        - To elect one (1) Trade director whose term end in the year 2006;
        - To elect one (1) At Large director whose term ends in the year 2006;
        - To elect one (1) Equity Holder director whose term ends in the year 2006; and
        - To elect two (2) Public directors whose terms end in the year 2006.

   Other Business

        - Any other business that may properly come before the meeting.

A: As a Class A Member of New York Mercantile Exchange, Inc., you will cast your vote(s):

        - To vote on an amendment to Bylaw Section 355 ("Treasurer");

        - To vote on a proposal to amend:

         - Bylaw Section 600 ("Clearing Department: Purpose");
         - Bylaw Section 602 ("Clearing Department: Principle of Substitution");
         - Bylaw Section 909 ("Definitions: Clearing Association or Clearing House");
         - Bylaw Section 918 ("Definitions: Futures Contract"); and

        - To vote on an amendment to Bylaw Section 861 ("Disposition of Proceeds").

Q: WHO CAN VOTE?

A: The holders of record of voting stock and Class A memberships at the close of business on February 24, 2003 (the Record Date) are entitled to notice of and to vote at the Annual Meeting. Each share of common stock and each Class A membership is entitled to one vote.

Q: HOW DO I CAST MY VOTE IN THE ELECTION?

A:You may cast your vote in person at the annual meeting or by your signed, written proxy. You have been provided with the number of proxy cards and proxy envelopes equal to the number of shares of common stock and Class A memberships held by you, which corresponds to the number of NYMEX Exchange seats that you own or that are registered in your name under an ABC Agreement as of the Record Date. The following procedures shall be followed by both Stockholders and Class A members for voting by proxy:

          1. Complete the proxy card indicating your vote with respect to the election of directors by marking an "X" next to the name of each individual within a particular category of directors for whom you are voting in favor of becoming a director. YOU MAY NOT VOTE FOR MORE THAN THE NUMBER OF OPEN POSITIONS STATED IN THE DIRECTIONS FOR EACH CATEGORY OF DIRECTORS. Additionally, with respect to the proposals to approve the amendments to the bylaws of NYMEX Exchange, please indicate whether you are voting FOR or AGAINST each proposal, or abstaining from voting, by marking an "X" next to "FOR," "AGAINST" or "ABSTAIN."

          2. Insert the proxy card into the proxy envelope, sign the proxy and seal the proxy envelope. Make certain that you complete the proxy printed on the back of the proxy envelope. Please note that the date must be inserted, and you must sign and print your name on the proxy envelope where indicated. If the proxy envelope and proxy card are not properly filled out, each will be null and void.

          3. Only one proxy card may be inserted into each proxy envelope. If more than one proxy card is inserted into a proxy envelope, all such votes will be null and void. Any proxy card received by the Office of the Corporate Secretary without the enclosed proxy envelope will be null and void.

          4. If the number of proxy cards submitted by a Stockholder exceeds the number of shares of common stock owned or registered to him by virtue of an ABC Agreement, the proxy(ies) bearing the latest date(s) shall be presumed to revoke all proxy(ies) bearing earlier dates.

          5. If the number of proxy cards submitted by a Stockholder exceeds the number of shares of common stock and Class A memberships owned or registered to a Stockholder by virtue of an ABC Agreement and such proxy(ies) each bear the latest date, all proxy(ies) signed by the Stockholder shall be null and void.

          6. A Stockholder who personally attends and casts a vote at the Annual Meeting shall be presumed to have revoked all proxy(ies) previously issued by the Stockholder as to the matter on which such vote is cast.

          7. In order to be accepted, proxy card(s) must be received by the Office of the Corporate Secretary located at NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention:
     Donna Talamo, telephone number (212) 299-2372, no later than 3:00 p.m. (New York Time) on Tuesday, March 18, 2003. Proxy card(s) received after 3:00 p.m. (New York Time) on Tuesday, March 18, 2003 will not be counted. For your convenience, a self-addressed, postage-paid envelope is enclosed. Please include ONLY ONE completed proxy envelope in ONE self-addressed, postage-paid envelope(s).

          8. Stockholders may vote by facsimile. The fax number is (212) 301-4645. In order to vote by fax, your fax must be received by 3:00 p.m. (New York Time) on Tuesday, March 18, 2003 and must be in the form of the enclosed proxy card and proxy envelope. A Stockholder with more than one share of common stock and a Class A membership who wishes to vote via fax must submit a separate proxy card and proxy envelope for each share owned or held by virtue of an ABC Agreement in his name.

     The death or incapacity of a person who gives a proxy will not revoke the proxy, unless the fiduciary who has control of the shares represented by the proxy notifies the Office of the Corporate Secretary in writing of such death or incapacity.

Q: CAN I CHANGE MY VOTE?

A:Yes. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Office of the Corporate Secretary of the Company at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Q: HOW MANY VOTES CAN I CAST IN THE ELECTION?

A:Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. Each Class A membership is entitled to one vote with respect to the proposed changes to NYMEX Exchange's bylaws. Shares of common stock and Class A memberships represented by properly executed proxy(ies) will, unless such proxy(ies) has been previously revoked, be voted in accordance with the instructions indicated thereon. The Company and NYMEX Exchange will bear the cost of soliciting proxies but will not bear the cost of solicitation by Stockholders. The Company and NYMEX Exchange are soliciting proxies by mail. Directors and Stockholders may solicit proxies personally, by facsimile or by telephone.

     ANY QUESTIONS OR REQUESTS FOR ASSISTANCE REGARDING THE ANNUAL MEETING OF STOCKHOLDERS AND CLASS A MEMBERS, THIS PROXY STATEMENT, THE ENCLOSED PROXY CARD OR PROXY ENVELOPE MAY BE DIRECTED TO: OFFICE OF THE CORPORATE SECRETARY -- NYMEX HOLDINGS, INC., ONE NORTH END AVENUE, SUITE 1548, NEW YORK, NEW YORK 10282-1101,
ATTENTION: DONNA TALAMO, TELEPHONE: (212) 299-2372, FAX: (212) 301-4645.

           QUORUM; REQUIRED VOTE; ABSTENTIONS; NON-VOTES -- NYMEX HOLDINGS, INC.
                                                                 (THE "COMPANY")

     The presence in person or by proxy of the holders of one-third of the outstanding shares of the Company's common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting of Stockholders. Elections of directors shall be determined by a plurality of the votes cast. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum. Abstentions and non-votes will also be counted for purposes of determining the presence or absence of a quorum, but they will not be counted as votes cast.

  QUORUM; REQUIRED VOTE; ABSTENTIONS; NON-VOTES -- NEW YORK MERCANTILE EXCHANGE,
                                                                            INC.
                                                              ("NYMEX EXCHANGE")

     The presence in person or by proxy of 150 members of NYMEX Exchange is necessary to constitute a quorum for the transaction of NYMEX Exchange business at the Annual Meeting of Class A members. The approval of the proposed amendments to NYMEX Exchange's bylaws requires the affirmative vote of at least a majority of the outstanding Class A memberships and the Class B member (i.e., the Company), voting together as a single class. Members that vote "FOR" or "AGAINST" the proposed bylaw amendments are treated as being present at the meeting for purposes of establishing a quorum. Abstentions and non-votes will also be counted for purposes of determining the presence or absence of a quorum, and they will be treated as votes AGAINST the proposals.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

NOMINEES

     The Certificate of Incorporation and bylaws of the Company provide for a Board of Directors of twenty-five (25) directors. At present, there are eight
(8) expiring director positions. In each category other than the Public Director category, there is one position to be filled for a term expiring in 2006. There are two (2) positions to be filled in the Public Director category, each to expire in 2006.

     The name of each nominee, together with his respective category, is set forth below:

                                  FLOOR BROKER
                             (ONE three-year term)

STEPHEN ARDIZZONE                     Member since 1991                                         Age 41

Stephen Ardizzone began his career as a COMEX clerk from 1981 to 1983. After seeing the potential growth of the Exchange, he moved to crude oil where he worked for three years as a clerk for Rafferty Associates and Smith Barney before forming his own floor brokerage operation, Zone Energy. In 2002, Mr. Ardizzone and his brother founded Bluefin Energy Trading that became a member firm. Since becoming a full member in 1986, Mr. Ardizzone has been active member and instrumental on Exchange committees, including: Marketing, Floor, Facilities and Control, and currently, Floor Broker Advisory, Compliance Review, Business Conduct, By-laws/Rules.

WILLIAM SCHAEFER                      Member since 1988                                         Age 45

William Schaefer is currently the president and partner of S.C.S Commodities Inc. and S.C.S. OTC Corp. S.C.S. Commodities Inc. was established in 1991 and has a presence in all the energy futures and options markets on the NYMEX. Mr. Schaefer began his career on the Exchange as a phone clerk and Exchange member for Kidder Peabody in 1988. He also held a position as an Exchange member in charge of floor options execution and sales for Shearson Lehman Brothers. As a member of the Exchange, Mr. Schaefer has been a member of several exchange committees including floor, settlement options advisory, facilities, floor broker and membership.

WILLIAM WALLACE                       Member since 1998                                         Age 38

William Wallace began his career in commodities in 1988 as a margin clerk at Kidder Peabody Incorporated. He is presently a Senior Vice President at Man Financial Inc. At Man, Mr. Wallace has been responsible for managing Man's NYMEX Division floor business for the past eight years. Prior to coming to the floor, Mr. Wallace worked in various capacities in the front and back offices. Additionally, he is interviewed regularly on CNN and CNBC financial news broadcasts.

                                     LOCAL
                             (ONE three-year term)

DAVID GREENBERG                       Director since 2000                                       Age 38
                                      Member since 1990

Mr. Greenberg has been the President of Sterling Commodities Corp., since 1996. Mr. Greenberg has been a member of NYMEX Exchange since 1990 and of the COMEX Division since 1988. He also serves as co-chairman of the Technology and the Security committees and vice chairman of the Local, NYMEX ACCESS(R), Government Relations, Marketing, and International Advisory committees. Mr. Greenberg has recently become a member of the Corporate Governance Working Group. He also serves as a member of the New York Board of Trade and as a director of the Commodity Floor Brokers and Traders Association and the Futures and Options for Kids charity.

MICHAEL MCCALLION                     Member since 1982                                         Age 58

Mr. McCallion, who has been trading for his own account since 1990, began his career as a COMEX clerk for Dean Witter Reynolds and became Vice President of its energy floor operation. He also spent two years in the U. S. Armed Forces. Mr. McCallion is a member of the Arbitration, Facilities, Finance, Project Management, Membership, Members' Benefit and Food Services Committees. Additionally, he was the only non-board member to serve on the project management committee for the development of the Exchange headquarters.

                          FUTURES COMMISSION MERCHANT
                             (ONE three-year term)

JOHN MCNAMARA                         Director since 2001                                       Age 46
                                      Member since 1991

     Mr. McNamara has been a Vice President of BancOne Brokerage International Corporation since 1999. From 1992 to 1998, he was a floor broker for ABN AMRO, Inc. Prior to that, he worked for various future commission merchants. Mr. McNamara has been an options floor trader on NYMEX Exchange since 1986. He has been a COMEX member since 1983, where he previously traded options.

                                     TRADE
                             (ONE three-year term)

MICHAEL CARDELFE                      Member since 1990                                         Age 43

Michael Cardelfe has been an active member of the New York Mercantile Exchange since 1989. He is the founder and sole owner of Arb Oil, Inc. Mr. Cardelfe began his career at the New York Mercantile Exchange in 1983 as a clerk for Gerald Commodities. In 1985, he joined Merrill Lynch's start-up floor operation where he worked until 1987 when he left to start Arb Oil, Inc. He is an active participant on the Exchange and an member of both the Facilities and the Arbitration Committees.

JESSE HARTE                           Director since 2000                                       Age 44
                                      Member since 1983

Mr. Harte has been employed by Duke Energy Trading and Marketing, LLC., a commodity trading firm, since 1996. Mr. Harte has been a member of NYMEX Exchange since 1983. He was formerly an owner of Bay Area Petroleum, a large independent floor brokerage operation, and a Senior Vice President of Daiwa Securities, a futures commission merchant.

                                    AT LARGE
                             (ONE three-year term)

SCOTT HESS                            Director since 1997                                       Age 45
                                      Member since 1982

Mr. Hess has been a partner in G&H Commodities since 1987. He has been a member of NYMEX Exchange since 1982. He is also a director of the Commodity Floor Brokers and Traders Association.

                                 EQUITY HOLDER
                             (ONE three-year term)

STEVEN CRYSTAL                        Member since 1980                                         Age 47

Steven Crystal has been a member since 1980 of both COMEX and NYMEX. In 1980, Mr. Crystal formed Crystal Ball Services, a technical trading advisory service serving banks, institutions, and individual traders. During his tenure at the Exchange, he served on many committees, including arbitration, new products, and finance and continues today to serve on these committees. In 1998, he became a trustee of a company called

Village Super Market (known commonly as SHOPRITE), where he serves as a public director and a member of the audit and compensation committees.

JOEL FABER                            Director since 2001                                       Age 62
                                      Member since 1978

Mr. Faber founded Faber's Futures in 1978 to trade on behalf of major oil and gasoline companies. He was elected to the Board of Directors of NYMEX Exchange for two consecutive terms from 1982 to 1989 and served on the Executive Committee for three years. In 2001, he was elected to a two-year term on the Board of Directors of the NYMEX Exchange. Mr. Faber has served as an arbitrator with the National Association of Securities Dealers.

                                     PUBLIC
                             (TWO three-year terms)

JOHN CONHEENEY                        Public Director since 1996                                Age 73

Mr. Conheeney has been retired since 1994. Formerly he was a member of the Board of Directors for the Chicago Board of Trade, the Chicago Mercantile Exchange, Globex and the COMEX Division.


E. BULKELEY GRISWOLD                  Public Director since 1996                                Age 64

Mr. Griswold has been the Managing Director of L&L Capital Partners since 1997. Since 1983, Mr. Griswold has been President and General Partner of Market Corp. Ventures, a Division of Market Corp. of America. He also serves on the boards of Southern Connecticut Advisory Board of Fleet Bank, the Trust Company of Connecticut and Scan-Optics, Inc.

                                    PROPOSAL

              BYLAW CHANGE FOR NEW YORK MERCANTILE EXCHANGE, INC.

     The Board of Directors of NYMEX Exchange has approved the following amendment to bylaw Section 355 ("Treasurer") of NYMEX Exchange:

       (Brackets indicate additions; angle brackets indicate deletions) (Underlining indicates additions; strikeouts indicate deletions)

     SEC. 355. TREASURER

     The Treasurer, <who> shall be a Member Director, <shall be the chief financial officer of the Exchange> and <shall> be responsible to the Board for proper accounting and reporting of the funds of the Exchange. The Treasurer shall be the Chairman of the Finance Committee.

     NYMEX Exchange bylaws currently state that the person holding the position of Treasurer shall be a member director, and shall hold the title of chief financial officer of the Exchange. There is no such requirement at the NYMEX Holdings level. The proposed amendment would eliminate this requirement at the NYMEX Exchange level. The Board of Directors believes that this change is necessary to promote consistency between the holding company and NYMEX Exchange, its chief operating subsidiary, and, by separating the Treasurer from the chief financial officer position, would promote prudent financial management procedures.

     THE BOARD OF DIRECTORS OF NYMEX EXCHANGE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED BYLAW AMENDMENT.

                                    PROPOSAL

              BYLAW CHANGE FOR NEW YORK MERCANTILE EXCHANGE, INC.

     The Board of Directors of NYMEX Exchange has approved the following amendments to bylaws Section 600, Section 602, Section 909 and Section 918 of NYMEX Exchange:

       (Brackets indicate additions; angle brackets indicate deletions) (Underlining indicates additions; strikeouts indicate deletions)

     SEC. 600. PURPOSE

     All contracts <for the purpose and sale of commodities for future delivery, and all options contracts>, made in accordance with the Bylaws and Rules of the Exchange, shall be cleared through the Clearing Department of the Exchange or a Clearing facility designated by the Board.

     SEC. 602. PRINCIPLE OF SUBSTITUTION

     When a contract <in commodities> is cleared through the Clearing Department, the Clearing Department shall be deemed substituted as Seller to the Buyer, and as Buyer to the Seller, and thereupon shall have all the rights and be subject to all the liabilities of the Buyer and Seller with respect to such contract.

     SEC. 909. CLEARING ASSOCIATION OR CLEARING HOUSE

     The terms "Clearing Association", "Clearing House" or "Clearing Department" shall mean the department of the Exchange or any corporation, organization or other entity authorized by the Board to clear <commodity futures and options> [any] contracts <executed on the Exchange> [subject to the Rules of the Exchange].

     SEC. 918. FUTURES CONTRACT

     The term "futures contract" shall mean any contract <for the purchase or sale of a commodity for future delivery> [designated by the Board] which is traded on or subject to the Bylaws and Rules of the Exchange.

     NYMEX Exchange bylaws currently state that the clearinghouse of the Exchange shall be limited to the clearing of "commodity futures or options" or "contracts for the purchase or sale of a commodity for future delivery."

     Under the Commodity Futures Modernization Act of 2000, Congress specifically created the concept of a Derivatives Clearing Organization, which enables the clearing of certain instruments (e.g., swaps) that previously were not permitted to be cleared. The proposed amendments would eliminate any potential ambiguity as to what types of instruments could be cleared by NYMEX Exchange. The Board of Directors believes that the proposed bylaw amendments will provide NYMEX Exchange with strategic flexibility to pursue various clearing initiatives as they may arise.

     THE BOARD OF DIRECTORS OF NYMEX EXCHANGE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED BYLAW AMENDMENTS.

                                    PROPOSAL

              BYLAW CHANGE FOR NEW YORK MERCANTILE EXCHANGE, INC.

     The Board of Directors of NYMEX Exchange has approved the following amendment to bylaw Section 861 ("Disposition of Proceeds") of NYMEX Exchange:

       (Brackets indicate additions; angle brackets indicate deletions) (Underlining indicates additions; strikeouts indicate deletions)

     SEC. 861. DISPOSITION OF PROCEEDS

     The proceeds of any sale of a membership shall be paid and applied in the following order of priority:

     1. to the Exchange in full satisfaction of any amounts due to the Exchange;

     2. the balance, if any, to Class A Members on allowed claims arising out of transactions in exchange futures and options contracts and/or any other Exchange business of such Class A Members, <pro rata> [subject to the Rules of the Exchange.]; <provided that no partner shall share in the proceeds in the sale of a membership of one of his partners until all claims of other Class A Members have been satisfied in full;>

     3. <the remaining balance, if any, to persons who have financed the purchase of the membership provided that documentation regarding such purchase was filed with the Membership Committee prior to the financing of such purchase; and>

     4. <the balance, if any, to the Class A Member whose membership was sold or to his legal representative, except that, notwithstanding any other provision of the Bylaws or Rules, for purposes of this subsection four the term Class A Member shall not include lessees, but shall mean the beneficial owner of such membership.>

     NYMEX Exchange bylaws currently provide that upon liquidation of a seat, including upon insolvency or other seat sale, all members who possess allowed claims would share in the proceeds of such sale on a pro rated basis. The Board of Directors believes that the strict application of this bylaw may result in an inequity because it ignores the priority of the primary clearing member to any proceeds in the event of such a sale.

     The proposed amendments would eliminate the disposition of the proceeds resulting from this type of sale on a pro rated basis and would enable the Board of Directors to establish the priority to proceeds by rule. This would enable the Board of Directors to address any potential inequity and, by doing so by rule, would provide flexibility to change the rule in the event of changed circumstances.

     THE BOARD OF DIRECTORS OF NYMEX EXCHANGE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED BYLAW AMENDMENT.

INFORMATION REGARDING THE CURRENT BOARD OF DIRECTORS, OTHER THAN THOSE SEEKING ELECTION

VINCENT VIOLA                         Chairman                                                  Age 47
                                      Director since 2001
                                      Member since 1982

Mr. Viola was elected Chairman in 2001. In 1985, Mr. Viola founded Pioneer Futures, Inc., a clearing member of NYMEX Exchange, the COMEX Division and the New York Board of Trade. In 1987, Mr. Viola formed the First Bank Group that operates community banks in Dallas and the surrounding Texas area. From 1993 to 1996 he served as Vice Chairman of the Board of NYMEX Exchange. During his tenure, Mr. Viola served as chairman of the strategic planning committee and was instrumental in developing the NYMEX ACCESS(R) electronic trading platform. In 1990, he formed a proprietary futures and options trading group on NYMEX Exchange and the International Petroleum Exchange.

MITCHELL STEINHAUSE                   Vice Chairman                                             Age 55
                                      Director since 1992
                                      Member since 1975

Mr. Steinhause was elected Vice Chairman of the Board in March 2000. He is presently a Local. He has previously served as Corporate Secretary from 1996 to 1998 and has been a member of NYMEX Exchange since 1975 as both a floor broker and a local trader.

RICHARD SCHAEFFER                     Treasurer                                                 Age 50
                                      Director since 1990
                                      Member since 1981

Mr. Schaeffer has been a Senior Vice President and Director of Global Energy Futures for ABN AMRO, Inc. since 1997. Mr. Schaeffer has been the NYMEX Division's Treasurer since March 1993. From 1992 to 1997, Mr. Schaeffer had been a Senior Vice President/Director of the Chicago Corp., which was a clearing member of both NYMEX Exchange and the COMEX Division until its buy-out by ABN AMRO, Inc. He is also a member of the Board of Directors of the Juvenile Diabetes Foundation.

GARY RIZZI                            Secretary                                                 Age 48
                                      Director since 1995
                                      Member since 1983

Mr. Rizzi has been the Company's Secretary since 2001. He has been a director since 1995. Mr. Rizzi has been a Vice President of AGE Commodity Clearing Corp. since 2001 and was an Associate Vice President since 1985. Mr. Rizzi has served on the Executive Committee since 2000. He is also a member of the COMEX Division and both divisions of the New York Board of Trade.

ERIC BOLLING                          Director since 2002                                       Age 41
                                      Member since 1988

Mr. Bolling began his career at NYMEX as a floor broker for SHB Commodities in 1988. Previously, he had worked for Mobil Oil as a marketing representative. He currently serves on the Natural Gas Advisory and Local Advisory Committees at the Exchange. In the past, Mr. Bolling has served on the Adjudication, Floor and Options Advisory Committees. Additionally, he is a seat owner and member of COMEX and NYBOT. Since 1991, Mr. Bolling has been an independent floor trader.

MADELINE BOYD                         Director since 1998                                       Age 50
                                      Member since 1984

Ms. Boyd has been a member of the NYMEX Exchange since 1984, trading gasoline for more than 16 years. She was elected to the Board of Directors in 1998. Ms. Boyd is Chairman of the Charitable Foundation

Committee and President of the Charitable Assistance Fund. Ms. Boyd also serves as a director of the Commodity Floor Brokers and Traders Association and Futures and Options for Kids.

JOSEPH CICCHETTI                      Director since 2001                                       Age 50
                                      Member since 1974

Mr. Cicchetti is a member of NYMEX Exchange and the New York Board of Trade. He has been a member of the Board of Directors since 2001. Mr. Cicchetti is currently trading, managing and consulting with some of the larger futures and NASDAQ day trading operations located at NYMEX Exchange. Mr. Cicchetti has traded commodities on NYMEX Exchange as a ring trader and floor broker for more than 27 years. He is also an educator and lecturer, conducting public and private seminars on the art of technical trading. Additionally, Mr. Cicchetti is a member of the NYMEX Training and Education Committee and Technology Committee.

MELVYN FALIS                          Public Director since 2001                                Age 62

Mr. Falis has been a partner in Gusrae, Kaplan & Bruno, PLLC since 1987. He had been a public member of the Board of Directors of New York Futures Exchange and, since 1999, has served as a public member of the Board of Directors of the Commodity Floor Brokers and Traders Association. He served as General Counsel of NYMEX Exchange from 1977 to 1983 and was a principal author of the heating oil contract. Prior to serving as NYMEX's General Counsel, he was commodities and securities counsel for Prudential Securities.

STEPHEN FORMAN                        Director since 2002                                       Age 47
                                      Member since 2000

Mr. Forman began his career as a margin clerk for Shearson Hayden Stone in 1974. He has been the conferring member and Deputy Managing Director-Tangible Commodities of FIMAT USA, Inc. Since October 2001, Mr. Forman has served on various exchange committees and Futures Industry operations committees, including the Board of Directors of Futures and Options for Kids, and has been an arbitrator for the National Futures Association since 1992. Mr. Forman is currently a member of the Business Conduct Committee and the New York Board of Trade Clearing Corporation.

KENNETH GARLAND                       Director since 2001                                       Age 54
                                      Member since 1981

Mr. Garland began trading on NYMEX Exchange as a local trader in 1981. In 1982 and 1983, he also acted as a floor broker. Since 1983, he has traded exclusively as a local trader. In 1994, he was recommended by NYMEX Exchange to represent the National Futures Association membership appeals subcommittee, a position he holds to this day.

A. GEORGE GERO                        Director since 1999                                       Age 66
                                      Member since 1966

Mr. Gero has been a Senior Vice President-Investments and a First Vice President of the Futures Division of Prudential Securities Inc., since 1988. Mr. Gero had first served as a board member of NYMEX Exchange in 1976 and has been a member of COMEX since 1976, the American Stock Exchange since 1995 and NYMEX Exchange since 1966. He is also the Chairman of the NYMEX PAC, Chairman of the Commodity Floor Brokers and Traders Association, and Co-Chairman of the Government Relations committee. Mr. Gero is currently a board member of the New York Futures Exchange, International Precious Metals Institute and FINEX and was previously a director of the Commodity Clearing Corporation.

STEVEN KARVELLAS                      Director since 1996                                       Age 43
                                      Member since 1990

     Mr. Karvellas has been an independent floor broker since 1990. Mr. Karvellas has been a member of both NYMEX Exchange and the COMEX Division since that time. He has been a member of the Board of Directors since 1996 and served on the Executive Committee for four consecutive years. Mr. Karvellas has chaired the Adjudication, Floor Broker Advisory, Natural Gas Advisory, and Arbitration Committee. He has also served as the vice chairman of the Compliance Review Committee, Marketing Committee, and the NYMEX Charitable Foundation. Mr. Karvellas began his career as a member of COMEX in 1984, was elected to the COMEX Board of Governors in 1987, and was elected to the Executive Committee representing the floor group of COMEX in 1989.

HARLEY LIPPMAN                        Public Director since 1999                                Age 48

Mr. Lippman is the founder and owner of the information technology consulting company Genesis 10, which he founded in 1999. He was also the founder and sole owner of Triad Data Inc., an information technology consulting firm he sold in 1998. Mr. Lippman is Co-Chairman of the Dean's Council-Columbia University School of International and Public Affairs. In addition, Mr. Lippman is the Vice-Chair of the National Governing Council of the American Jewish Congress, and is on the National Commission and Executive Committee of the Anti-Defamation League.

MICHEL MARKS                          Director since 2001                                       Age 53
                                      Member since 1974

Mr. Marks was Chairman of NYMEX Exchange from 1978 to 1987. He was previously the President of Merc Oil and has been an investor since 1974. Mr. Marks is currently a member of the Board of Directors of Argus Media, Ltd, in London, England. Since 1987, Mr. Marks has been semi-retired. Since 1997, he has been working as a consultant to individuals and small businesses.

KEVIN MCDONNELL                       Director since 1999                                       Age 43
                                      Member since 1984

Mr. McDonnell has been an independent floor trader since 1985. Mr. McDonnell has been a member of NYMEX Exchange since 1984.

GORDON RUTLEDGE                       Director since 2001                                       Age 49
                                      Member since 1981

Mr. Rutledge began his career as the commodity newswire editor at Merrill Lynch & Co. in 1976. He became a broker in 1981. In 1991, Mr. Rutledge started Onyx Brokerage Inc. He has been a Vice President of AAA Capital Management since December 1997.

RICHARD SAITTA                        Director since 1983                                       Age 53
                                      Member since 1976

Mr. Saitta has been an independent floor broker and President of Star Futures Corp. since 1983. He has been a member of NYMEX Exchange since 1976 and a director since 1983.

ROBERT STEELE                         Public Director since 1999                                Age 64

Mr. Steele was a Public director from 1988 to 1994 and was re-appointed to the Board in 1999. He has been Vice Chairman of John Ryan Company since 1996 and a director of the Merlin Retail Financial Center since 1993. Mr. Steele served as President and Chief Executive Officer of the Norwich Savings Society from 1975 to 1981, and as President and Chief Executive Officer of Dollar Dry Dock Bank of New York from 1985 to 1990. Mr. Steele served as a representative in the United States Congress from 1970 to 1974. Mr. Steele serves on the Board of Directors of SmartServ Online, Scan Optics, Inc., NLC Insurance Companies and is Chairman of the Board of Moore Medical Corp.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eighteen (18) meetings, including one (1) Annual Meeting of Stockholders during 2002. None of the directors attended less than 75% of the meetings. The

Board has established Executive, Audit, Compensation and certain other committees. The Board established a Compensation Committee and a Corporate Governance Working Group in 2002. It does not have a Nominating Committee.

EXECUTIVE COMMITTEE

     The Executive Committee consists of Vincent Viola, Mitchell Steinhause, Richard Schaeffer, Gary Rizzi and Scott Hess. This Committee met 33 times in the year 2002. The Executive Committee may exercise the authority of the Board. The Executive Committee shall perform other duties as are specified by the Board or as are provided in the Company's bylaws and rules.

AUDIT COMMITTEE

     In 2002, the Audit Committee consisted of E. Bulkeley Griswold (Chairman), John Conheeney and Robert Steele. As of February 6, 2002, Vincent Viola no longer served on the Audit Committee. On January 8, 2003, the Board of Directors approved a recommendation that the members of the Audit Committee be increased from three Public Directors to up to five Public Directors. Melvyn Falis and Harley Lippman were added as Public Director members of the Audit Committee. This Committee met ten (10) times in 2002. The Audit Committee makes decisions concerning the engagement of public accountants, reviews with the public accountants the scope and results of the audit engagement, approves professional services provided by the public accountants, reviews the independence of the public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls.

COMPENSATION COMMITTEE

     The Board of Directors established a Compensation Committee in February 2002. The Committee consists of Robert Steele (Chairman), E. Bulkeley Griswold, John Conheeney, Melvyn Falis and Harley Lippman. The Compensation Committee met two (2) times in the year 2002. The Compensation Committee reviews issues related to executive compensation, such as salary and bonus ranges and incentive compensation plans. The Compensation Committee also determines the bonus amounts for the Chairman and other executive officers.

CORPORATE GOVERNANCE WORKING GROUP

     The Board of Directors established a Corporate Governance Working Group in December 2002. The Committee consists of Melvyn Falis (Chairman), E. Bulkeley Griswold, Eric Bolling, John Conheeney, Stephen Forman, Kenneth Garland, George Gero, David Greenberg, Harley Lippman, Richard Saitta, Richard Schaeffer and Robert Steele. The purpose of the Corporate Governance Working Group is to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and oversee the Company's policies, practices and procedures in the area of corporate governance.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     In March 2002, the stockholders approved the creation of an Executive Compensation Committee (the "Committee"). The Committee, consisting of five independent Public Directors of the Board of Directors, has the authority to determine the compensation of executive officers of the Company, to administer and review any compensation plans the Company may adopt, and to carry out such other functions as may be lawfully delegated to it by the Board of Directors. The Committee acts on behalf of the Board of Directors on all matters concerning executive compensation, which includes, formulation of compensation policies, determining compensation and issuing a yearly report by the Committee with respect to compensation matters as required by federal securities laws.

     The Board of Directors adopted an Incentive Compensation Plan (the "Incentive Plan") and the stockholders approved the Incentive Plan at their Annual Meeting in 2002, with the intent of avoiding the possibility that the deductibility for Federal income tax purposes of bonus compensation with regard to the year ending December 31, 2002 or future years will be limited by Section 162(m) of the Internal Revenue Code (which under certain circumstances causes compensation to an employee in a year in excess of $1 million not to be deductible to the employer). Nothing precludes the Compensation Committee from making any awards that are outside the scope of the Incentive Plan. Moreover, to maintain flexibility, the Committee has not adopted a policy that all compensation must be deductible.

     Under the Incentive Plan, the Committee may award cash bonuses to executive officers of the Company. Awards of incentive compensation are based upon a percentage of the Company's consolidated earnings before interest, taxes, depreciation and amortization, before giving effect to losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, liquidity incentive programs or other forms of trading rebates and any unusual nonrecurring gain or loss ("EBITDA"). None of the Chairman, the Vice Chairman or the President may receive a bonus award under the Incentive Plan for any fiscal year that exceeds 3.0% of the Company's consolidated EBITDA for that fiscal year. In addition, no other executive officer may be awarded a bonus under the Incentive Plan for any fiscal year that exceeds 1.5% of the Company's consolidated EBITDA for that fiscal year. Bonuses may be payable in single lump sums, or may be payable over periods of years, and may (but will not be required to) be made forfeitable to the extent recipients do not continue to be employed by the Company or its subsidiaries throughout the period during which they are payable.

     During 2002, the Committee conducted two meetings on executive compensation. The current form of executive compensation is annual total cash compensation. Annual total cash compensation includes base salary and bonus awards at the end of the year. Senior management endeavors to have base salary reflect the market value of an individual's level of responsibilities, competencies and contributions. The Committee strives to ensure that annual bonuses reflect the performance of the Company, as well as individual performance.

     The Chairman's base salary of $600,000 represents the annual stipend to which the Chairman of the Exchange is entitled. This salary amount was put into place in 2000 and the Committee did not modify this amount. The Committee determined the amount of the bonus that the Chairman would have been awarded based upon the performance of the Company as measured by EBITDA for the fiscal year 2002. In lieu of paying the Chairman a bonus, the Committee, at the Chairman's suggestion, made a charitable contribution in the amount the Chairman would have been entitled to for the year 2002.

SUBMITTED BY THE COMPENSATION COMMITTEE
Robert Steele (Chairman)
John Conheeney
Melvyn Falis
E. Bulkeley Griswold
Harley Lippman

                             AUDIT COMMITTEE REPORT

     The Audit Committee is presently comprised of five independent Public directors of the Company, and operates under a written charter adopted by the Committee and the Board of Directors. A copy of the recently revised charter is attached to this proxy statement as Appendix A.

     Management has the primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. KPMG LLP, the independent public accountants for the Company, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee monitors these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters in accordance with Statement on Auditing Standards No. 61 "Codification of Statements on Auditing Standards."

     The independent accountants provided to the Audit Committee the written disclosures and the letter from the independent accountants as required by the Independence Standards Board No. 1 "Independence Discussions With Audit Committee." The Audit Committee discussed with the accountants the accountants' independence.

     The Audit Committee discussed with the Company's internal auditor and independent accountants the plans for their respective audits. The Audit Committee met with the internal auditors and independent accountants, with and without management present, and discussed the results of their examinations, their evaluations of the Company's internal controls and the quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the Board approve the audited financial statements for inclusion in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and the Board accepted the Audit Committee's recommendation.

SUBMITTED BY THE AUDIT COMMITTEE
E. Bulkeley Griswold (Chairman)
John Conheeney
Melvyn Falis
Harley Lippman
Robert Steele

                              INDEPENDENT AUDITORS

     On October 17, 2002, Ernst & Young LLP ("E&Y") resigned its engagement as the independent auditor of the Company, effective immediately.

     During the last fiscal year and the subsequent interim period to the date hereof, there were no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the subject matter of the disagreement(s) in its reports.

     The audit report of E&Y on the Company's consolidated financial statements for the year ended December 31, 2001, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     On October 29, 2002, the Board of Directors of the Company ratified the recommendation of the Audit Committee that the accounting firm, KPMG LLP ("KPMG"), be appointed as the independent auditor of the Company for the fiscal year ending December 31, 2002, effective immediately. Representatives from KPMG are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     During the two most recent fiscal years and the subsequent interim period through December 31, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) of the Company.

     E&Y audited the Company's financial statements for the year ended December 31, 2001. The following table shows the fees that the Company paid in 2002 for the audit and other services provided by E&Y for the fiscal year 2002:

DESCRIPTION OF FEES                                           AMOUNT OF FEES
-------------------                                           --------------
Audit Fees..................................................     $     0
All Other Fees:
  Audit related/Tax:........................................     $34,000
  Other advisory:...........................................     $28,000
                                                                 -------
                                                                 $62,000

     KPMG audited the Company's financial statements for the year ended December 31, 2002. The following table shows the fees that the Company paid or accrued for the audit and other services provided by KPMG for the fiscal year 2002:

DESCRIPTION OF FEES                                           AMOUNT OF FEES
-------------------                                           --------------
Audit Fees:.................................................     $225,000
All Other Fees:
  Audit related/Tax.........................................     $167,500
  Other advisory............................................     $      0
                                                                 --------
                                                                 $392,500

     The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent accountants' independence.

                             PRINCIPAL STOCKHOLDERS

     The following table illustrates that (1) as of March 5, 2003, no director or executive officer of the Company owned more than 1% of all the outstanding shares of common stock of the Company and (2) no person is the beneficial owner of 5% or more of the shares of common stock of the Company. The table sets forth information in respect of directors, executive officers named in the compensation table on page 25 and directors and executive officers as a group. A person has beneficial ownership over shares if the person has voting or investment power over the shares.

                                                               SHARES OF
                                                                 COMMON        PERCENT OF
                                                                 STOCK        COMMON STOCK
                                                              BENEFICIALLY    BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED           OWNED
------------------------                                      ------------    ------------
DIRECTORS
Vincent Viola...............................................        2                *
Mitchell Steinhause.........................................        1                *
Richard Schaeffer...........................................        2                *
Gary Rizzi(1)...............................................        2                *
Eric Bolling................................................        2                *
Madeline Boyd...............................................        1                *
Joseph Cicchetti............................................        1                *
John Conheeney..............................................        0                *
Melvyn Falis................................................        0                *
Joel Faber..................................................        4                *
Stephen Forman(2)...........................................        1                *
Kenneth Garland.............................................        1                *
Anthony George Gero.........................................        2                *
David Greenberg.............................................        1                *
E. Bulkeley Griswold........................................        0                *
Jesse Harte(3)..............................................        2                *
Scott Hess..................................................        1                *
Steven Karvellas............................................        1                *
Harley Lippman..............................................        0                *
Michel Marks................................................        2                *
Kevin McDonnell.............................................        1                *
John McNamara(4)............................................        1                *
Gordon Rutledge.............................................        1                *
Richard Saitta..............................................        1                *
Robert Steele...............................................        0                *

EXECUTIVE OFFICERS
J. Robert Collins, Jr. .....................................        0                *
Neal L. Wolkoff, Esq. ......................................        0                *
Christopher K. Bowen, Esq. .................................        0                *
All directors and executive officers as a group.............       30              3.7%

---------------

 *  less than one percent.

(1) Mr. Rizzi has entered into an ABC Agreement with AGE Commodity Clearing
    Corp.

(2) Mr. Forman has entered into an ABC Agreement with FIMAT USA, Inc.

(3) Mr. Harte has entered into two ABC Agreements with Duke Energy Merchants
    LLC.

(4) Mr. McNamara has entered into an ABC Agreement with BancOne Brokerage International Corporation.

ABC AGREEMENT

     An "ABC Agreement" is an agreement by which a member institution designates an individual to exercise voting rights and other membership privileges with respect to a membership purchased by the member institution, but does not give the individual the power to dispose of the membership. The provisions of an ABC Agreement also apply to the common stock of the Company shown to be beneficially owned by each director shown as being party to an ABC Agreement.

                         EXECUTIVE OFFICER COMPENSATION

     The Summary Compensation Table below sets forth information in respect of the compensation of the Chairman of the Company during 2002 and the persons who were, at December 31, 2002, the other four (4) most highly-compensated executive officers of the Company and its subsidiaries during 2000, 2001 and 2002.

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION(1),(2)
                                                              ----------------------------------
                                                                                     ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR   SALARY      BONUS     COMPENSATION
---------------------------                            ----   -------   ---------   ------------
Vincent Viola,
  Chairman and Chief Executive Officer...............  2002   599,999          --          --
                                                       2001   456,923     850,000          --

J. Robert Collins, Jr.,
  President..........................................  2002   883,437     750,000      99,372
                                                       2001   338,461     350,000          --

Neal L. Wolkoff, Esq.,
  Executive Vice President and
  Chief Operating Officer............................  2002   507,467     500,000          --
                                                       2001   500,000     359,615          --
                                                       2000   422,803     250,000          --
Christopher K. Bowen, Esq.,
  General Counsel and Chief Administrative Officer...  2002   256,120     350,000          --
                                                       2001   248,860      93,156          --
                                                       2000   223,608      80,956          --
Mitchell Steinhause,
  Vice Chairman......................................  2002        --     400,000     112,000
                                                       2001        --     225,000     112,000
                                                       2000        --     175,000      91,500

---------------
(1) Includes amounts deferred under the Company's 401(k) and deferred compensation plans.

(2) Perquisites and other personal benefits aggregating the lower of $50,000 or 10% of the sum of salary and bonus are not reported.

                           COMPENSATION OF DIRECTORS

     Chairman:  The Chairman receives an annual stipend of $600,000.

     Vice Chairman: The Vice Chairman receives an annual stipend of $100,000 as well as a fee of $1,000 for each monthly board meeting attended. In 2002, the Vice Chairman received a year-end bonus in an amount of $400,000.

     Director: Directors receive a monthly stipend of $2,500, or $30,000 a year and an additional fee of $1,000 for each monthly board meeting attended. In addition, directors serving on the executive committee receive a $20,000 yearly retainer. Directors serving on the Executive Committee are also eligible to receive a year-end bonus in an amount to be determined and approved by the Board. In 2002, the members of the Executive Committee received the following year-end bonus: Scott Hess $100,000; Gary Rizzi $150,000; and Richard Schaeffer $100,000. In addition, director Madeline Boyd received a bonus of $50,000 in recognition of her charitable efforts on behalf of the Exchange and its members in 2002.

                              EMPLOYMENT AGREEMENT

     The Company has an employment and compensation agreement with Neal Wolkoff, Esq., one of its executive officers. This agreement provides for the named officer to earn a minimum salary of $500,000 per year through 2003. In addition to his stated annual salary, the executive shall have the opportunity to receive an annual bonus in an amount to be determined by the Board of Directors, but in no event less than $250,000 per year. Under the terms of the Agreement, Mr. Wolkoff is entitled to a termination payment in the event he is terminated without Cause or for Good Reason. Good Reason in the Agreement is defined as relocation by more than 50 miles of Mr. Wolkoff's principal place of employment or a material uncured breach by the Company. In such event, Mr. Wolkoff is entitled to a termination payment in the amount of (A) a cash payment equal to 200% of the sum of (x) annual salary and (y) the minimum annual bonus payable in prescribed installments over a one-year period.

     The Company has an employment and compensation agreement with J. Robert Collins, Jr., one of its executive officers through June 30, 2004. This agreement provides for the executive to earn a salary of $1,000,000 for the first two years and $1,200,000 beginning on the second anniversary of the agreement through its termination. In addition to his stated salary, the executive is entitled to an annual bonus based upon achievement of objective performance goals as determined by the Compensation Committee and as set forth under an Incentive Compensation Plan.

     Moreover, the executive shall be entitled to 2% of the value of NYMEX Holdings and NYMEX Exchange over $600 million, upon the occurrence of certain triggering events, including a private placement, public offering or material asset sale. In a private placement or public offering, a 30% transfer of the voting power or economic interest of NYMEX Holdings or NYMEX Exchange would be required for the executive to be entitled to the full 2% value; otherwise, the executive would be entitled to a pro rated amount of the Incremental Value. Incentive payment amounts will vest in 25% increments payable in four installments beginning upon the closing of the transaction and per year for the following three years. Under the terms of the Agreement, Mr. Collins is entitled to a termination payment in the event he is terminated without Cause or for Good Reason. Good Reason in the Agreement is defined as a material reassignment of duties or reporting responsibilities, relocation greater than 50 miles, breach or termination by NYMEX of the Agreement or, most importantly, failure by shareholders to approve a short-term incentive plan or an equity incentive plan in the event of a public offering, private placement or other triggering event. In the event the executive resigns for Good Reason due to the failure by stockholders to approve equity incentives relative to the executive, the executive is entitled to a cash payment in lieu of such equity incentives equal to the value of the incentives he would have received. The general severance payment in the event of resignation for Good Cause (or termination without cause) is two times the sum of base salary or highest annual bonus; however, as noted above, if the payment is due to the disapproval of an equity incentive plan by shareholders, Mr. Collins would be entitled to a larger payment. Additionally, under the terms of the Agreement, Mr. Collins is entitled to a payment of twelve months of base salary plus the most recent annual bonus in the event of a non-renewal of his contract.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with.

                             STOCKHOLDER PROPOSALS

     Proposals that Stockholders wish be included in next year's Proxy Statement for the Annual Meeting to be held in 2004 in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Office of the Corporate Secretary at our principal offices at One North End Avenue, New York, New York 10282-1101 no later than December 31, 2003.

                                 OTHER MATTERS

     Our management knows of no matters, other than the foregoing, that will be presented for action at the Annual Meeting.

                                          By Order of the Boards of Directors of
                                          NYMEX Holdings, Inc. and New York
                                          Mercantile Exchange, Inc.

                                          GARY RIZZI
                                          Corporate Secretary

Dated: March 6, 2003

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

(NYMEX HOLDINGS, INC. LOGO)

                            AUDIT COMMITTEE CHARTER

NYMEX HOLDINGS, INC.

PURPOSE

     To assist the members of the Board of Directors of NYMEX Holdings, Inc., (the "Company") in fulfilling its oversight responsibilities for the financial reporting process; the system of internal control; the performance of the internal audit function; the qualifications, independence and performance of the independent auditors; and the Company's process for monitoring compliance with laws and regulations and a code of conduct. In addition the committee shall be responsible for preparing the report of the committee for inclusion in the Company's annual proxy statement.

AUTHORITY

     The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     - Appoint, compensate, oversee and terminate the work of any registered public accounting firm employed by the organization.

     - Resolve any disagreements between management and the auditor regarding financial reporting.

     - Review and pre-approve all auditing and permissible non-audit services.

     - Retain independent counsel, accountants, or others, at the expense of the Company, to advise the committee in carrying out its duties or assist in the conduct of an investigation.

     - Seek any information it requires from employees -- all of whom are directed to cooperate with the committee's requests or the request of external parties.

     - Meet with Company officers, external auditors, or outside counsel, as necessary.

COMPOSITION

     The Audit Committee shall be a regular committee and shall consist of up to five Public Directors. The board will appoint the committee members and the committee chair. Each committee member will be both independent and financially literate. Members of the Audit Committee shall possess such qualifications as may be set forth by the Board of Directors and/or by applicable legislation and regulation.

MEETINGS

     The committee will meet at least six times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared. Members of the Audit committee will be compensated for their committee attendance.

RESPONSIBILITIES

     The committee will carry out the following responsibilities:

 Financial Statements

     - Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

     - Review with management and the external auditors the results of the audit, including any difficulties encountered.

     - Review the annual financial statements, and consider whether they are complete, consistent with information known to committee members, and reflect appropriate accounting principles.

     - Review other sections of the annual report and related regulatory filings before release and consider the accuracy and completeness of the information.

     - Review with management and the external auditors all matters required to be communicated to the committee under generally accepted auditing Standards.

     - Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.

     - Review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the information known to committee members.

 Internal Control

     - Consider the effectiveness of the Company's internal control system, including information technology security and control.

     - Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

     - Evaluate the committee's and individual members' performance and the internal controls of the Company on a regular basis.

     - At least annually, to obtain and review a report by the independent auditors describing (1) the auditing firm's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company.

     - To receive reports from the Company's Chief Executive Officer and Chief Financial Officer of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and identify any material weakness in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

 Internal Audit

     - Discuss the work plan of the internal auditor and make certain that the internal auditor addresses the Company's significant risks and performs the necessary test work on internal controls as it relates to financial reporting procedures.

     - Review with management and the internal auditor the charter, plans, activities, staffing, and organizational structure of the internal audit function.

     - Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the internal auditor.

     - Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

     - On a regular basis, meet separately with the internal auditor to discuss any matters that the committee or internal audit believes should be discussed privately.

 External Audit

     - Review the external auditors' proposed audit scope and approach, including coordination of audit effort with internal audit.

     - Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

     - Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.

     - On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

     - To ensure that the lead audit partner does not serve in that capacity for more than five years and consider whether the audit firm itself should be changed periodically.

 Compliance

     - Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

     - Review the findings of any examinations by regulatory agencies, and any auditor observations.

     - Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

     - Obtain regular updates from management and the Company' legal counsel regarding compliance matters.

 Reporting Responsibilities

     - Regularly report to the board of directors about committee activities, issues, and related recommendations.

     - Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

     - Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

     - Review any other reports the Company issues that relate to committee responsibilities.

 Other Responsibilities

     - Establish procedures for the receipt, retention and treatment of complaints to the company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of accounting or auditing concerns.

     - Perform other activities related to this charter as requested by the board of directors.

     - Institute and oversee special investigations as needed.

     - Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

     - Confirm annually that all responsibilities outlined in this charter have been carried out.

     - Evaluate the committee's and individual members' performance on a regular basis.

                          INSTRUCTIONS TO VOTE BY FAX

YOU MAY CAST YOUR VOTE(S) BY FACSIMILE:

                       THE FAX NUMBER IS (212) 301-4645.

YOUR FAX MUST BE RECEIVED BY 3:00 P.M. (NEW YORK TIME) ON TUESDAY, MARCH 18, 2003 AND MUST BE IN THE FORM OF THE ENCLOSED PROXY CARD AND PROXY ENVELOPE. A SEPARATE PROXY CARD AND PROXY ENVELOPE MUST BE FAXED FOR EACH SHARE OWNED OR HELD BY AN ABC AGREEMENT.

FOR FURTHER INFORMATION TO VOTE BY FAX, PLEASE REFER TO PAGE 2 OF THE PROXY STATEMENT.

                          INSTRUCTIONS TO VOTE BY FAX

YOU MAY CAST YOUR VOTE(S) BY FACSIMILE:

                       THE FAX NUMBER IS (212) 301-4645.

YOUR FAX MUST BE RECEIVED BY 3:00 P.M. (NEW YORK TIME) ON TUESDAY, MARCH 18, 2003 AND MUST BE IN THE FORM OF THE ENCLOSED PROXY CARD AND PROXY ENVELOPE. A SEPARATE PROXY CARD AND PROXY ENVELOPE MUST BE FAXED FOR EACH SHARE OWNED OR HELD BY AN ABC AGREEMENT.

FOR FURTHER INFORMATION TO VOTE BY FAX, PLEASE REFER TO PAGE 2 OF THE PROXY STATEMENT.

                                   PROXY CARD

                             NYMEX HOLDINGS, INC./
                       NEW YORK MERCANTILE EXCHANGE, INC.

                  One North End Avenue, World Financial Center
                     New York, NY 10282-1101 (212) 299-2372

                                 March 18, 2003

 Place a cross (x) next to the name of each nominee for whom you wish to vote.
--------------------------------------------------------------------------------

  FLOOR BROKER
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Stephen Ardizzone    (ZONE)
  [ ] William Schaefer     (IRON)
  [ ] William Wallace      (WALZ)
  ------------------------------------------------
  LOCAL
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] David Greenberg      (DGRE) (Incumbent)
  [ ] Michael McCallion    (MMC)
  ------------------------------------------------
  FUTURES COMMISSION MERCHANT
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] John McNamara        (JLMC)(Incumbent)
  TRADE
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Michael Cardelfe     (MFC)
  [ ] Jesse Harte          (JESE) (Incumbent)
  ------------------------------------------------
  AT LARGE
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Scott Hess           (HESS)(Incumbent)
  ------------------------------------------------
  EQUITY HOLDER
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Steven Crystal
  [ ] Joel Faber           (Incumbent)
  ------------------------------------------------
  PUBLIC
  (TWO three-year terms to expire 2006)
  VOTE FOR ONE (2)
  [ ] John Conheeney       (Incumbent)
  [
   ] E. Bulkeley Griswold  (Incumbent)

--------------------------------------------------------------------------------

               PROPOSALS PRESENTED TO THE 2003 ANNUAL MEETING FOR
           CLASS A MEMBERS OF THE NEW YORK MERCANTILE EXCHANGE, INC.

Approval of the proposed amendment to bylaw Section 355 ("Treasurer") as more fully described in the Proxy Statement.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
--------------------------------------------------------------------------------

Approval of the proposed amendments to bylaw Section 600 ("Purpose"), bylaw
Section 602 ("Principle of Substitution"), bylaw Section 909 ("Clearing Association or Clearing House") and bylaw Section 918 ("Futures Contract") as more fully described in the Proxy Statement.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
--------------------------------------------------------------------------------

Approval of the proposed amendment to bylaw Section 861 ("Disposition of Proceeds") as more fully described in the Proxy Statement.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

NYMEX HOLDINGS, INC.
NEW YORK MERCANTILE EXCHANGE, INC.

                        FOR ENCLOSURE OF PROXY CARD ONLY

                     PLEASE BE SURE TO SIGN ATTACHED PROXY

                                  Fold Here O
                                DO NOT DETACH .

                          SCHEDULE 14A (RULE 14a-101)
          This proxy is solicited on behalf of the Board of Directors of
            NYMEX HOLDINGS, INC./ NEW YORK MERCANTILE EXCHANGE, INC.
                              ONE NORTH END AVENUE
          PROXY              WORLD FINANCIAL CENTER              PROXY
                         NEW YORK, NEW YORK 10282-1101
                       ANNUAL MEETING  -- MARCH 18, 2003

    I hereby constitute and appoint William Nugent and Harry Shulman, and either of them, with full power of substitution, as my proxy or proxies, to appear for me in my name, place and stead, to cast in accordance with my proxy card all votes that I cast at the Annual Meeting to be held on March 18, 2003, and at any adjournment thereof, and to act for me in my name, place and stead, in their discretion, on any other matter which may come before the meeting. My proxy card is enclosed.

                                                      ------------------------------------------------
                                                      Signature

------------------------------------------------      ------------------------------------------------
Date                                                  Print Name

           DO NOT DETACH -- IF YOU DETACH THE PROXY FROM THE ENVELOPE
                       IT WILL INVALIDATE THE PROXY CARD

                                  Fold Here O